UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2014

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 5, 2014, Forest Oil Corporation (“Forest Oil” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sabine Investor Holdings LLC (“New Sabine”), Sabine Oil & Gas Holdings LLC (“Sabine Holdings”), Sabine Oil & Gas Holdings II LLC (“SOGH II”), Sabine Oil & Gas LLC (“Sabine O&G”), New Forest Oil Inc., a wholly-owned subsidiary of Forest Oil (“Holdco”), and Forest Oil Merger Sub Inc., a wholly owned subsidiary of Holdco (“Merger Sub”). The Merger Agreement provides that Forest Oil and Sabine Holdings will combine under a new holding company, Holdco, in a transaction in which New Sabine and the shareholders of Forest Oil will receive stock in Holdco. After the closing of the transactions contemplated by the Merger Agreement, the former Forest Oil shareholders will own approximately 26.5% of the outstanding Holdco common stock and New Sabine will own approximately 73.5% of the outstanding Holdco common stock. Holdco will be renamed “Sabine Oil & Gas Corporation” concurrently with the closing of the transactions contemplated by the Merger Agreement (the “Transactions”).

The Transactions will occur through multiple steps. First, Merger Sub will merge with and into Forest Oil (the “Merger”), with Forest Oil surviving the Merger as a wholly owned subsidiary of Holdco. In the Merger, each issued and outstanding Forest Oil common share will convert into the right to receive 0.1 (the “Exchange Ratio”) of a share of common stock of Holdco.

Concurrently with the Merger, New Sabine will directly and indirectly contribute (the “Contribution”) to Holdco all of the outstanding equity of Sabine Holdings in exchange for 33,013,641 shares of Holdco common stock (the “Contribution Consideration”). As a result of the Contribution, Sabine Holdings will become a wholly owned subsidiary of Holdco. After the Merger and the Contribution, the parties will effect several restructuring steps, including the merger of Sabine O&G and Forest Oil.

In connection with the Transactions, each Forest Oil stock option will be cancelled in exchange for a cash payment equal to the product of (1) the excess, if any, of (a) the closing price of Forest Oil common stock on the New York Stock Exchange on the last trading day prior to closing date, over (b) the exercise price per share of such option, and (2) the number of shares of Forest Oil common stock underlying such option.

Each unvested Forest Oil performance unit award will vest at the closing based on performance through the closing and be settled in accordance with its terms; provided that, if the terms of the award provide for settlement in shares of Forest Oil common stock, settlement will instead be made in a number of shares of Holdco common stock equal to the number of shares of Forest Oil common stock earned pursuant to the award, multiplied by the Exchange Ratio.

Each unvested Forest Oil phantom unit award will become vested at the closing and will be settled in accordance with its terms.

Each unvested share of Forest Oil restricted stock will become vested at the closing and be converted into the right to receive 0.1 of a share of common stock of Holdco.

The closing of the Transactions is conditioned on approval of the Merger Agreement by holders of two-thirds of the outstanding Forest Oil common shares, effectiveness of a registration statement that will contain the proxy statement sent to Forest Oil shareholders to approve the Merger Agreement, expiration of the waiting period under the Hart-Scott-Rodino Act and other customary conditions.

The board of directors of Forest Oil has unanimously approved and adopted the Merger Agreement and the Transactions and has agreed to recommend that Forest Oil shareholders approve and adopt the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement. The foregoing summary of the Merger Agreement and Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Forest Oil, New Sabine, Sabine Holdings or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Forest Oil, New Sabine, Sabine Holdings or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Forest Oil.

Stockholder’s Agreement

In connection with the Merger Agreement, on May 5, 2014, Forest Oil entered into a Stockholder’s Agreement (the “Stockholder’s Agreement”) with New Sabine and Holdco.

Pursuant to the Stockholder’s Agreement, New Sabine will have the right to designate a number of individuals to the Holdco board of directors equal to the percentage of Holdco common stock beneficially owned by New Sabine multiplied by the number of directors on the Board (or the number of members of any committee thereof), in each case, rounded to the nearest whole number. These rights will remain in effect as long as New Sabine beneficially owns fifteen percent (15%) or more of the outstanding shares of Holdco common stock. Until three (3) months after the effective time of the Merger, New Sabine will not be permitted to sell or transfer any shares of Holdco common stock and certain other derivative securities issued by Holdco, subject to certain exemptions.

The foregoing summary of the Stockholder’s Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder’s Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

Registration Rights Agreement

In connection with the Merger Agreement, on May 5, 2014, Forest Oil entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with New Sabine and Holdco.

Pursuant to the Registration Rights Agreement, First Reserve Fund XI, L.P. (“First Reserve”) will have certain registration rights, including demand registration rights, shelf registration rights and rights to request shelf take-downs (including marketed underwritten shelf take-downs). Holdco will not be obligated to effect, at the request of First Reserve, (a) more than four (4) demand registrations and/or marketed underwritten shelf take-downs or (b) more than one (1) marketed underwritten offering pursuant to the Registration Rights Agreement in any consecutive 90-day period.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation, New Forest Oil Inc. and Forest Oil Merger Sub Inc.*

10.1	Stockholder’s Agreement, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and New Forest Oil Inc.

10.2	Registration Rights Agreement, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and New Forest Oil Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transactions, New Forest Oil Inc. (which will be renamed Sabine Oil & Gas Corporation as of the closing of the proposed transaction) (“Holdco”) intends to file with the SEC a registration statement on Form S-4 that will include the proxy statement of Forest Oil Corporation that also constitutes a prospectus of Holdco. Each of Holdco and Forest Oil Corporation also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Holdco and Forest Oil Corporation with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Holdco or Forest Oil Corporation at Forest Oil Corporation’s Investor Relations department at www.forestoil.com or by email at IR@forestoil.com.

PARTICIPANTS IN THE SOLICITATION

Holdco, Forest Oil Corporation, Sabine Oil & Gas LLC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Forest Oil Corporation’s directors and executive officers is available in Forest Oil Corporation’s proxy statement dated March 26, 2014, for its 2014 annual meeting of shareholders. Information about Sabine Oil & Gas LLC’s directors and executive officers was filed by Sabine Oil & Gas LLC with the SEC on May 6, 2014 pursuant to Rule 14a-12 promulgated under the Securities Exchange Act of 1934. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Holdco or Forest Oil Corporation using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Holdco, Forest Oil Corporation or Sabine Oil & Gas LLC. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of Holdco to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Holdco or Forest Oil Corporation from time to time, including Forest Oil Corporation’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. For additional information on the risks and uncertainties that could impact Sabine Oil & Gas LLC’s business and operations, please see the Annual Report posted to the investor relations section of its web site at www.sabineoil.com. The forward-looking statements included in this document are made only as of the date hereof. None of Holdco, Forest Oil Corporation nor Sabine Oil & Gas LLC undertakes any obligation to update the forward-looking statements included in this document to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: May 6, 2014	By:	/s/ Richard W. Schelin
Richard W. Schelin
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC, Forest Oil Corporation, New Forest Oil Inc. and Forest Oil Merger Sub Inc.*

10.1	Stockholder’s Agreement, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and New Forest Oil Inc.

10.2	Registration Rights Agreement, dated as of May 5, 2014, by and among Sabine Investor Holdings LLC, Forest Oil Corporation and New Forest Oil Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.